Exhibit 99.1

TILT Holdings Board of Directors Announces Leadership Change; Appoints Tim Conder as Interim CEO

PHOENIX—April 24, 2023 TILT Holdings Inc. (“TILT” or the “Company”) (NEO: TILT) (OTCQX: TLLTF), a global provider of cannabis business solutions that include inhalation technologies, cultivation, manufacturing, processing, brand development and retail, today announced a leadership change where Gary Santo has resigned as Chief Executive Officer (“CEO”) of the Company, and board of directors (“Board”) member, Tim Conder, is appointed Interim CEO, effective April 21, 2023.

Mr. Conder has been a Board member since October 2019. Previously, Mr. Conder served as the Company’s President and Chief Operating Officer from 2019 until 2020, following TILT’s acquisition of its former business unit Blackbird, a cannabis software and services company co-founded by Mr. Conder.

In addition to Mr. Conder’s appointment as Interim CEO, the Board also announced the appointment of Mark Scatterday as a senior advisor focused on the Company's Jupiter inhalation business. Mr. Scatterday was previously the founder of Jupiter and CEO of TILT until May 2021 and was Chair of the Board through December 2022 and a board member until February 2023. Mr. Scatterday is a significant beneficial owner of the Company’s securities and a significant holder of the Company’s outstanding debt.

“Tim has served TILT as an executive leader, director, and trusted advisor for more than four years, and is familiar with our business strategy, executive team, and financial objectives," said TILT Board Chair, John Barravecchia. “The Board is confident in Tim’s ability to seamlessly step in to helm day-to-day operations as we conduct our search for a permanent successor. We believe that we have the right leadership in place during this transition.”

“We thank Gary for his contributions over the past two years. We will continue to prioritize serving our brand partners and customers with a renewed focus on generating free cash flow through operational excellence and purposeful capital allocation.”

About TILT

TILT helps cannabis businesses build brands. Through a portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers across 39 states in the U.S., as well as Canada, Israel, Mexico, South America and the European Union. TILT’s core businesses include Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing; and cannabis operations, Commonwealth Alternative Care, Inc. in Massachusetts, Standard Farms LLC in Pennsylvania and Standard Farms Ohio, LLC in Ohio. TILT is headquartered in Phoenix, Arizona. For more information, visit www.tiltholdings.com.

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation, expectations relating to the impact of the leadership change on TILT’s operations, TILT’s search for a permanent successor for the CEO role, TILT’s business strategy and growth opportunities, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that it will be completed on the terms described above and that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on the forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking information. Such risk factors include, but are not limited to, TILT’s ability to find a permanent successor CEO, the impact of the announcement of the leadership change on TILT’s stock, performance, operations, results of operations, employees, suppliers and customers and those risks described under the heading “Item 1A Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed by TILT with the United States Securities and Exchange Commission at www.sec.gov and on SEDAR at www.sedar.com.

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